PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 28, 2022,
to
Prospectuses dated May 1, 2022
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Templeton Growth VIP Fund (“the Fund”) is closed to new and additional investments. The last day Prudential accepted new investments in the Fund was the end of business day on September 9, 2022. Any account value invested in the fund as of September 9, 2022, will remain invested therein.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP179
VULP14, VULP15, VULP18, VULP21